Exhibit 10.3

RIDGEFIELD ACQUISITION CORP.

FIRST AMENDMENT TO REVOLVING PROMISSORY NOTE

THIS FIRST AMENDMENT TO REVOLVING PROMISSORY NOTE (the “Amendment”), dated as of November 1, 2020, is entered into by Ridgefield Acquisition Corp., a Delaware corporation (the “Borrower”) and Steven N. Bronson, an individual residing in California (the “Holder”).

WHEREAS, the Borrower and the Holder are parties to that certain Promissory Note, dated as of December 31, 2016 (the “Promissory Note”); and

WHEREAS, the Borrower and the Holder desire to amend the Promissory Note to increase the maximum aggregate unpaid Principal Amount of all outstanding advances (the “Maximum Credit Amount”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

Amendment to the Promissory Note. It is hereby agreed and understood that the Promissory Note shall be amended as follows:

Maximum Credit Amount.

The Maximum Credit Amount as described in the first paragraph of the Promissory Note is hereby amended and restated in its entirety from a threshold of $250,000 to the new threshold of $500,000.

Miscellaneous.

A. Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

B. This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

C. The Amendment shall be construed in accordance and governed by the internal laws of the state of California.

D. The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Revolving Promissory Note to duly executed as of the day and year first written above.

BORROWER:

RIDGEFIELD ACQUISITION CORP

By:	/s/ Steven N. Bronson
Name:	Steven N. Bronson
Its:	President & CEO

HOLDER:

By:	/s/ Steven N. Bronson
Name:	Steven N. Bronson